SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2005

NATIONAL MERCANTILE BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	0-15982	95-3819685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1880 Century Park East Los Angeles, California 90067
(Address of Principal Executive Offices)

(310) 277-2265
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                      OTHER EVENTS

Reference is made to the press release of the Registrant issued on July 27, 2005 which contains information meeting the requirements of this Item 5 and which is incorporated herein by this reference.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01.                                      FINANCIAL STATEMENTS AND EXHIBITS

(3)                                  EXHIBITS

99.1                           Press release issued July 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MERCANTILE BANCORP

Dated: July 27, 2005	By:	/s/DAVID R. BROWN
David R. Brown
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued July 27, 2005